Exhibit 99.2

Investor Presentation January 2024 | Nasdaq: COLL

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements . Examples of forward - looking statements contained in this presentation include, among others, statements related to our full - year 2024 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts . Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the Company's current expectations, including risks relating to, among others : unknown liabilities ; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products ; our ability to commercialize and grow sales of our products ; our ability to manage our relationships with licensors ; the success of competing products that are or become available ; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product ; the size of the markets for our products and product candidates, and our ability to service those markets ; our ability to obtain reimbursement and third - party payor contracts for our products ; the rate and degree of market acceptance of our products and product candidates ; the costs of commercialization activities, including marketing, sales and distribution ; changing market conditions for our products ; the outcome of any patent infringement or other litigation that may be brought by or against us ; the outcome of any governmental investigation related to our business ; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory ; our ability to obtain funding for our operations and business development ; regulatory developments in the U . S .; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products ; our ability to comply with stringent U . S . and foreign government regulation in the manufacture of pharmaceutical products, including U . S . Drug Enforcement Agency, or DEA, compliance ; our customer concentration ; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing . These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other filings with the SEC . Any forward - looking statements that we make in this presentation speak only as of the date of this presentation . We assume no obligation to update our forward - looking statements whether as a result of new information, future events or otherwise, after the date of this presentation . Non - GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non - GAAP financial measures . We use these non - GAAP financial measures to understand, manage and evaluate our business as we believe they provide additional information on the performance of our business . We believe that the presentation of these non - GAAP financial measures, taken in conjunction with our results under GAAP, provide analysts, investors, lenders and other third parties insight into our view and assessment of our ongoing operating performance . In addition, we believe that the presentation of these non - GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide supplementary information that may be useful to analysts, investors, lenders, and other third parties in assessing our performance and results from period to period . We report these non - GAAP financial measures to portray the results of our operations prior to considering certain income statement elements . These non - GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP . In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis . Adjusted EBITDA Adjusted EBITDA is a non - GAAP financial measure that represents GAAP net income (loss) adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock - based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies . There are several limitations related to the use of adjusted EBITDA rather than net income (loss), which is the nearest GAAP equivalent, such as : • adjusted EBITDA excludes depreciation and amortization, and, although these are non - cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • we exclude stock - based compensation expense from adjusted EBITDA although (a) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy and (b) if we did not pay out a portion of our compensation in the form of stock - based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position ; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs ; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes ; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments ; • we exclude impairment expenses from adjusted EBITDA and, although these are non - cash expenses, the asset being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • we exclude restructuring expenses from adjusted EBITDA . Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions . The amount and/or frequency of these restructuring expenses are not part of our underlying business ; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates . This does not include our legal fees to defend claims, which are expensed as incurred ; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business . Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee - related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred ; • we exclude recognition of the step - up basis in inventory from acquisitions (i . e . , the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business ; and • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis . Adjusted Operating Expenses Adjusted operating expenses is a non - GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock - based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non - GAAP financial measure that represents GAAP net income (loss) adjusted to exclude significant income and expense items that are non - cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments . Adjusted earnings per share is a non - GAAP financial measure that represents adjusted net income per share . Adjusted weighted - average shares - diluted is calculated in accordance with the treasury stock, if - converted, or contingently issuable accounting methods, depending on the nature of the security . Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation . The Company has not provided a reconciliation of its full - year 2023 or full - year 2024 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward - looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10 (e)(1)(i)(B) of Regulation S - K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock - based compensation expense, acquisition related expense and litigation settlements . These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted . While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period . A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors . 2

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Doing Good As We Do Well Partnering with organizations driving equitable access to STEM education in underserved communities to support the next generation of scientists. Committed To Environmental, Social And Governance (ESG) Operating with integrity, accountability and responsibility and investing in the long - term sustainability of our business and the health of our broader communities. 3

2024 Focus : Operational Execution

5 2024 Priorities: Operational Execution Financial Commitments • ACHIEVE record revenue, adjusted EBITDA and net income • GENERATE record free cash flow Deploy Capital • RAPIDLY pay down debt, de - levering on a quarterly basis • OPPORTUNISTICALLY leverage $150M share repurchase program DELIVER ON 5 STRATEGICALLY

2024 Financial Guidance 1 $580 – 595 M Up 3.5% YoY 2 Product Revenues, Net $120 – 125 M Down (3.9)% YoY 2 Adjusted Operating Expenses 3 (Excluding Stock - Based Compensation) $380 – 395 M Up 6.9% YoY 2 1. This financial data was provided by Collegium in its press release filed with the SEC on January 3 , 2024. 2. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on January 3, 2024, and in its press release filed with the SEC on on November 7, 2023, and represents the percent change of the mid - point of 2024 financial guidance ranges compared to the mid - point of 2023 financial guidance ranges. 3. Represents a n on - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 6 Adjusted EBITDA 3 (Excluding Stock - Based Compensation)

# Disciplined Capital Deployment

## Rapidly Pay Down Debt

- Expect net debt/adjusted EBITDA of **~1.0x by year-end 2023**; **de minimis by year-end 2024**[1,2]
- **Repaid $162.5M** of Pharmakon loan in 2023 ($650M issued 3/22/2022) and will repay $183.3M in 2024[2]
- Pharmakon loan expected to be **paid in full in Q1'26**[2]

## Leverage Share Repurchase Program

- From 2021 to 2023, **returned $137M** to shareholders; repurchased 6.3M shares at average price of $21.65[3]
- Board authorized **new $150M share repurchase program**

1. Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2. 2023 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2023, compared to the mid-point of the 2023 guidance ranges provided by Collegium in its press release filed with the SEC on November 7, 2023. 2024 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2024, compared to the mid-point of the 2024 guidance ranges provided by Collegium in its press release filed with the SEC on January 3, 2024. This financial data assumes no additional debt is incurred.
2. Details regarding the Pharmakon term-loan debt amortization schedule were provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022.
3. This financial data is calculated from data provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023, in its Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023, and in its press release filed with the SEC on January 3, 2024.

Collegium. PHARMACEUTICAL
7

Collegium: The Leader in Responsible Pain Management

# Path to Building a Leading Pain Portfolio

**Rated #1 in responsible pain management by HCPs[1]; portfolio holds over 50% market share of branded ER market[2]**

**1990s – 2000s**

Rise of opioid epidemic in the U.S., marked by sharp increases in prescription opioid overdose deaths

**2002**

Collegium formed to address opioid epidemic through development of prescription pain treatments with abuse-deterrent properties

**2015**

Initial Public Offering

**2016**

FDA approved Collegium's first product, Xtampza® ER

Formulated with DETERx®, a proprietary abuse-deterrent technology, designed to deter common methods of abuse and misuse

**2018 – 2022**

Collegium in-licenses and acquires the Nucynta Franchise and acquires BioDelivery Sciences International (BDSI) adding Belbuca® to the pain portfolio

**Present**

Collegium is the leader in responsible pain management with a differentiated pain portfolio of four products distinctly positioned to treat acute and chronic pain responsibly

1. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.
2. IQVIA NPA through November 2023 (Belbuca, Xtampza ER, and Nucynta® ER).

Collegium. PHARMACEUTICAL

9

1. IQVIA NPA through November 2023. 2. IQVIA Xponent through September 2023; approximate quarterly prescriber counts. 10 Pain Portfolio Growth Drivers Expect prescription and revenue growth in 2024 Expect revenue growth in 2024 Strong Market Position 36.6% share of growing buprenorphine market 1 Large Prescriber Base GtN Impacts Market Access ~9.8K unique prescribers in Q3’23 2 Expect stable GtN Strong commercial coverage 37.1% share of OER market 1 ~17.7K unique prescribers in Q3’23 2 Expect GtN improvement to 56 - 58% Strong coverage across all payor types

# Well Positioned to Grow Belbuca Prescriptions and Revenue in 2024

## Positive Momentum for Belbuca Coming Out of 2023

### GROWING BELBUCA PRESCRIPTIONS[1]

YoY growth in Belbuca prescriptions


+1.2%
+4.3%
Q3'23
Q4'23 QTD

### EXPANDING BUPRENORPHINE MARKET

**+6.5%**

YoY growth in total buprenorphine prescriptions November 2023 YTD[2]

### STRONG BRAND FUNDAMENTALS & PAYOR PROGRESS

**#1** highest rated branded ER opioid in terms of product differentiation and favorability[3]

**74%** of surveyed target HCPs plan to increase prescribing[3]

In 2023, successfully renegotiated major Medicare Part D plan representing **12%** of Belbuca prescriptions; maintained formulary position at significantly lower rebate

Achieved new payor win for Belbuca in Medicare Part D plan representing **~1M** covered lives

1. IQVIA NPA. Q4'23 QTD YoY growth represents October and November 2023 compared to the same period in 2022.
2. IQVIA NPA for 2023 YTD through November compared to the same period in 2022.
3. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.

Collegium. PHARMACEUTICAL
11

12 Xtampza ER Poised to Grow Revenue in 2024 Improved GtN Expected to Drive Revenue Growth in 2024 7 7% of renegotiation opportunity maintained position at equal or better rebate 23 % of renegotiation opportunity removed from formulary to parity position with Oxycontin ® with no rebate Plans representing 84% of Xtampza ER prescriptions renegotiated in 2022 and 2023 Xtampza ER GtN expected to improve to 56% – 58% in 2024

1. 2021 product revenues, net were impacted by a negative $38.3M returns adjustment, including a negative $24.5M returns adju stm ent related to Nucynta. 13 Nucynta Franchise: Stable Contributor with Mid - Term Outlook Bolstered by Regulatory Exclusivity Extension Stable Contributor to the Pain Portfolio $182.0M $173.2M $184.5M $143.9M 2020 2021 2022 Q3'23 YTD Product Revenues, Net Nucynta Franchise net revenue All other net product revenue Improved Outlook for 2025 and 2026 • Nucynta ® granted New Patient Population exclusivity; U.S. regulatory exclusivity extended from June 27, 2025, to July 3, 2026 • Potential for 6 - month pediatric exclusivity (Dec. 2025 for Nucynta ® ER, Jan. 2027 for Nucynta) • Royalty declines from 14% to 7% in 2025 1

Strong Track Record of Execution and Achieving Financial Commitments

15 Track Record of Strong Top - and Bottom - Line Growth 1. This financial data was provided by Collegium in its Annual Report on Form 10 - K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2023, and represents the mid - point of 2023 financial guidance ranges. 3. This financial data was provided by Collegium in its press release filed with the SEC on January 3, 2024, and represents the mid - point of 2024 financial guidance ranges. 4. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. GROW LEVERAGE EXPAND $277M 1 $464M 1 $568M 2 $588M 3 2021 2022 2023E 2024E Product Revenues, Net $101M 1 $122M 1 $128M 2 $123M 3 2021 2022 2023E 2024E Adjusted Operating Expenses 4 $118M 1 $266M 1 $363M 2 $388M 3 2021 2022 2023E 2024E Adjusted EBITDA 4

# Robust Operating Cash Flow Generation from Pain Portfolio

## Cash Flows from Operating Activities



+$66M
+$10M
+$20M
+$77M
$28M[1]
$94M[2]
$104M[2]
$124M[2]
$201M[3]
2019
2020
2021
2022
Q3'23 YTD

| | 2019 | 2020 | 2021 | 2022 | Q3'23 YTD |
|---|---|---|---|---|---|
| **Period End Cash and Marketable Securities** | **$170M[1]** | **$177M[2]** | **$189M[2]** | **$176M[2]** | **$305M[3]** |

- Maximizing differentiated pain portfolio to generate robust operating cashflows
- Strong cash generation enables disciplined capital deployment strategy
- Executed $137M in share repurchases 2019–2023[4]
- Invested ~$1B in business development 2019–2023[5]

1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 24, 2022.
2. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023.
3. This financial data was provided by Collegium in its Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023.
4. This financial data is calculated from data provided by Collegium in its Annual Reports on Form 10-K filed with the SEC on February 23, 2023, in its Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023, and in its press release filed with the SEC on January 3, 2024.
5. Represents the sum of the purchase price consideration paid for the Nucynta Acquisition in 2020 and the BDSI Acquisition in 2022 as disclosed on Annual Reports on Form 10-K filed with the SEC on February 25, 2021 and February 23, 2023, respectively.

Collegium. PHARMACEUTICAL

16

Disciplined Capital Deployment

# Rapid Paydown of Debt

## Pharmakon Loan Principal Balance


$650M
$575M
$413M
$229M
$46M
$0M
Mar 2022
2022 YE
2023E YE
2024E YE
2025E YE
2026E YE

- Expect net debt/adjusted EBITDA of ~1.0x by year-end 2023; de minimis by year-end 2024[1,2]
- Repaid $162.5M of Pharmakon loan in 2023 ($650M issued 3/22/2022) and will repay $183.3M in 2024[2]
- Pharmakon loan expected to be paid in full in Q1'26[2]

## Convertible Debt

- $267.9M in convertible debt principal as of 9/30/2023
- In February 2023, completed a $241.5M convertible note financing:
  - Due in February 2029
  - Interest rate of 2.875%
  - Conversion premium: ~30% (conversion price of $36.56 per share)
  - Used portion of proceeds to repurchase $117.4M of principal related to previously issued convertible notes due 2026
  - Later maturity provides more financial flexibility in the management of debt
  - Net increase in principal balance of convertible debt was $124.1M from 12/31/2022

1. Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2. 2023 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2023, compared to the mid-point of the 2023 guidance ranges provided by Collegium in its press release filed with the SEC on November 7, 2023. 2024 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2024, compared to the mid-point of the 2024 guidance ranges provided by Collegium in its press release filed with the SEC on January 3, 2024. This financial data assumes no additional debt is incurred.
2. Details regarding the Pharmakon term-loan debt amortization schedule were provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022.

Collegium. PHARMACEUTICAL
18

2021 2022 2023 ASR program Open market share repurchases 19 Opportunistic Share Repurchases 1 1. This financial data is calculated from data provided by Collegium in its Annual Report on Form 10 - K filed with the SEC on Februa ry 23, 2023 , in its Quarterly Report on Form 10 - Q filed with the SEC on November 7, 2023, and in its press release filed with the SEC on January 3, 2024. $43M $19M $75M $25M ASR $50M ASR $25M ASR Returned $137M of Capital to Shareholders from 2021 to 2023 Repurchased 6.3M shares at average price of $21.65 Board Authorized New $150M Share Repurchase Program

$104M $139M $173M $325M 2021 2022 2023E 1. This financial data was provided by Collegium on Form 10 - K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2023 and represents t he mid - point of 2023 financial guidance ranges. 3. Represents Xtampza ER product revenues. 4. Represents Nucynta IR, Nucynta ER, Belbuca, Symproic, and Other product revenues. 5. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 20 Track Record of Successful Business Development Strategically Compelling Acquisitions Nucynta Franchise (February 2020) Successful business development established Collegium as the leader in responsible pain management and added diversified revenue streams and growth opportunities to the business Impact of Accretive Acquisitions $277M 1 $464M 1 $568M 2 $118M 1 $266M 1 $363M 2 2021 2022 2023E Revenue – organic 3 Revenue – acquisition 4 BDSI (March 2022) Adjusted EBITDA 5 Product Revenues, Net

Strong IP Management

Reflects (i) for Xtampza ER, the September 2033 entry date set forth in Collegium’s settlement agreement with Teva; (ii) for Bel buca, the January 2027 entry date set forth in BDSI’s settlement agreement with Teva; (iii) for the Nucynta Franchise, the New Patient Population exclusivity granted to Nucynta, and based on the judgment upholding its Ora nge - Book listed patents, the July 2025 and 2028 expiries of such patents for Nucynta ER; and (iv) for Symproic, which does not have any ANDA filers yet, the November 2031 expiry of its Orange Book - listed patents. 22 Patent Protected Commercial Portfolio September 2033 Growth Drivers Contributors …2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 …2037 January 2027 July 2026 July 2025 May 2033 Projected exclusivity Latest patent expiry Teva currently is the only generic manufacturer that has resolved legal challenges to its Xtampza ER and Belbuca ANDAs. Teva does not have tentative or final approval for either ANDA and has waived its first filer exclusivity with respect to Belbuca . 2036 2032 2028

Summary

24 Creating Long - Term Value Through Operational Execution 24 DELIVER ON Financial commitments of top - and bottom - line growth: • Achieve record revenue, adjusted EBITDA and net income • Generate record free cash flow STRATEGICALLY Deploy capital in a disciplined manner: • Rapidly pay down $183.3M in debt in 2024 • Return capital to shareholders by leveraging $150M share repurchase program Creating value for shareholders by: x Growing revenue x Increasing profitability x Generating strong cash flows x Strategically deploying capital

Important Safety Information

# Important Safety Information about XTAMPZA ER (oxycodone) extended-release capsules

XTAMPZA ER (Oxycodone) extended-release capsules

**WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF XTAMPZA ER**

Addiction, Abuse, and Misuse

Because the use of XTAMPZA ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of XTAMPZA ER, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of XTAMPZA ER are essential.

Accidental Ingestion

Accidental ingestion of even one dose of XTAMPZA ER, especially by children, can result in a fatal overdose of oxycodone.

Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of XTAMPZA ER and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

Neonatal Opioid Withdrawal Syndrome (NOWS)

If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which may be life-threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at XtampzaER.com/PI.

Collegium. PHARMACEUTICAL

26

# Important Safety Information about XTAMPZA ER (oxycodone) extended-release capsules

XTAMPZA ER (Oxycodone) extended-release capsules

Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS)

Healthcare providers are strongly encouraged to complete a REMS-compliant education program and to counsel patients and caregivers on serious risks, safe use, and the importance of reading the Medication Guide with each prescription.

Cytochrome P450 3A4 Interaction

The concomitant use of XTAMPZA ER with all cytochrome P450 3A4 inhibitors may result in an increase in oxycodone plasma concentrations, which could increase or prolong adverse drug effects and may cause potentially fatal respiratory depression. In addition, discontinuation of a concomitantly used cytochrome P450 3A4 inducer may result in an increase in oxycodone plasma concentration. Regularly evaluate patients receiving XTAMPZA ER and any CYP3A4 inhibitor or inducer.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at XtampzaER.com/PI.

Collegium. PHARMACEUTICAL

27

# Important Safety Information about BELBUCA (buprenorphine buccal film)

BELBUCA (buprenorphine buccal film)

**WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF BELBUCA**

Addiction, Abuse, and Misuse

BELBUCA exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of BELBUCA, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of BELBUCA are essential. Misuse or abuse of BELBUCA by chewing, swallowing, snorting, or injecting buprenorphine extracted from the buccal film will result in the uncontrolled delivery of buprenorphine and poses a significant risk of overdose and death.

Accidental Exposure

Accidental exposure of even one dose of BELBUCA, especially in children, can result in a fatal overdose of buprenorphine.

Risks from Concomitant Use with Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of BELBUCA and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

Neonatal Opioid Withdrawal Syndrome (NOWS)

If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which may be life-threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery.

Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS)

Healthcare providers are strongly encouraged to complete a REMS-compliant education program and to counsel patients and caregivers on serious risks, safe use, and the importance of reading the Medication Guide with each prescription.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and Other Serious Risks at Belbuca.com/#isi-block.

Collegium. PHARMACEUTICAL

28

# Important Safety Information about NUCYNTA ER (tapentadol) extended-release tablets

NUCYNTA ER (tapentadol) extended-release tablets

**WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF NUCYNTA ER**

Addiction, Abuse, and Misuse

Because the use of NUCYNTA ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of NUCYNTA ER, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of NUCYNTA ER are essential. Instruct patients to swallow NUCYNTA ER tablets whole; crushing, chewing, or dissolving NUCYNTA ER tablets can cause rapid release and absorption of a potentially fatal dose of tapentadol.

Accidental Ingestion

Accidental ingestion of even one dose of NUCYNTA ER, especially by children, can result in a fatal overdose of tapentadol.

Interaction with Alcohol

Instruct patients not to consume alcoholic beverages or use prescription or nonprescription products that contain alcohol while taking NUCYNTA ER. The co-ingestion of alcohol with NUCYNTA ER may result in increased plasma tapentadol levels and a potentially fatal overdose of tapentadol.

Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of NUCYNTA ER and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at Nucynta.com/erPI.

Collegium. PHARMACEUTICAL

29

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at Nucynta.com/erPI . 30 Important Safety Information about NUCYNTA ER (tapentadol) extended - release tablets Neonatal Opioid Withdrawal Syndrome If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which m ay be life - threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery. Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS) Healthcare providers are strongly encouraged to complete a REMS - compliant education program and to counsel patients and caregive rs on serious risks, safe use, and the importance of reading the Medication Guide with each prescription. NUCYNTA ER (tapentadol) extended - release tablets

# Important Safety Information about NUCYNTA (Tapentadol) tablets

NUCYNTA
(tapentadol) tablets

**WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF NUCYNTA TABLETS**

Addiction, Abuse, and Misuse

Because the use of NUCYNTA tablets exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of NUCYNTA tablets, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of NUCYNTA tablets are essential.

Accidental Ingestion

Accidental ingestion of even one dose of NUCYNTA tablets, especially by children, can result in a fatal overdose of tapentadol.

Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of NUCYNTA tablets and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

Neonatal Opioid Withdrawal Syndrome (NOWS)

If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which may be life-threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery.

Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS)

Healthcare providers are strongly encouraged to complete a REMS-compliant education program and to counsel patients and caregivers on serious risks, safe use, and the importance of reading the Medication Guide with each prescription.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse and other serious risks at Nucynta.com/irPI.

Collegium. PHARMACEUTICAL

31

# Important Safety Information about SYMPROIC (naldemedine) tablets

SYMPROIC (naldemedine) tablets

SYMPROIC may cause serious side effects, including:

- Tear in your stomach or intestinal wall (perforation). Stomach pain that is severe can be a sign of a serious medical condition. If you get stomach pain that does not go away, stop taking SYMPROIC and get emergency medical help right away
- Opioid withdrawal. You may have symptoms of opioid withdrawal during treatment with SYMPROIC including sweating, chills, tearing, warm or hot feeling to your face (flush), sneezing, fever, feeling cold, abdominal pain, diarrhea, nausea, and vomiting. Tell your healthcare provider if you have any of these symptoms

Do not take SYMPROIC if you:

- Have a bowel blockage (intestinal obstruction) or have a history of bowel blockage
- Are allergic to SYMPROIC or any of the ingredients in SYMPROIC. See the Medication Guide for a complete list of ingredients in SYMPROIC. Tell your healthcare provider or pharmacist before you start or stop any medicines during treatment with SYMPROIC

Before you take SYMPROIC, tell your healthcare provider about all of your medical conditions, including if you:

- Have any stomach or bowel (intestines) problems, including stomach ulcer, Crohn's disease, diverticulitis, cancer of the stomach or bowel, or Ogilvie's syndrome
- Have liver problems
- Are pregnant or plan to become pregnant. Taking SYMPROIC during pregnancy may cause opioid withdrawal symptoms in your unborn baby. Tell your healthcare provider right away if you become pregnant during treatment with SYMPROIC
- Are breastfeeding or plan to breastfeed. It is not known if SYMPROIC passes into your breast milk. You should not breastfeed during treatment with SYMPROIC and for 3 days after your last dose. Taking SYMPROIC while you are breastfeeding may cause opioid withdrawal symptoms in your baby. You and your healthcare provider should decide if you will take SYMPROIC or breastfeed. You should not do both
- The most common side effects of SYMPROIC include stomach (abdomen) pain, diarrhea, nausea and vomiting (gastroenteritis)
- Tell your healthcare provider if you have any side effect that bothers you or that does not go away. These are not all the possible side effects of SYMPROIC. Call your doctor for medical advice about side effects. You may report side effects to FDA at 1-800-FDA-1088

See full prescribing Information and other serious risks at Symproic.com/#isi.

Collegium. PHARMACEUTICAL

32

# Important Safety Information about SYMPROIC (naldemedine) tablets

SYMPROIC
(naldemedine) tablets

**INDICATIONS AND USAGE**

SYMPROIC is indicated for the treatment of opioid-induced constipation (OIC) in adult patients with chronic non-cancer pain, including patients with chronic pain related to prior cancer or its treatment who do not require frequent (e.g., weekly) opioid dosage escalation.

**CONTRAINDICATIONS**

SYMPROIC is contraindicated in:

- Patients with known or suspected gastrointestinal obstruction and patients at increased risk of recurrent obstruction, due to the potential for gastrointestinal perforation
- Patients with a history of a hypersensitivity reaction to Naldemedine. Reactions have included bronchospasm and rash

**WARNINGS AND PRECAUTIONS**

**Gastrointestinal Perforation:** Cases of gastrointestinal perforation have been reported with use of another peripherally acting opioid antagonist in patients with conditions that may be associated with localized or diffuse reduction of structural integrity in the wall of the gastrointestinal tract (e.g., peptic ulcer disease, Ogilvie's syndrome, diverticular disease, infiltrative gastrointestinal tract malignancies, or peritoneal metastases). Take into account the overall risk-benefit profile when using SYMPROIC in patients with these conditions or other conditions which might result in impaired integrity of the gastrointestinal tract wall (e.g., Crohn's disease). Monitor for the development of severe, persistent, or worsening abdominal pain; discontinue SYMPROIC in patients who develop this symptom.

**Opioid Withdrawal:** Clusters of symptoms consistent with opioid withdrawal, including hyperhidrosis, chills, increased lacrimation, hot flush/flushing, pyrexia, sneezing, feeling cold, abdominal pain, diarrhea, nausea, and vomiting have occurred in patients treated with SYMPROIC. Patients having disruptions to the blood-brain barrier may be at increased risk for opioid withdrawal or reduced analgesia. Take into account the overall risk-benefit profile and monitor for symptoms of opioid withdrawal when using SYMPROIC in such patients.

**ADVERSE REACTIONS**

- The most common adverse reactions with SYMPROIC compared to placebo in two pooled 12-week studies were: abdominal pain (8% vs 2%), diarrhea (7% vs 2%), nausea (4% vs 2%), and gastroenteritis (2% vs 1%).
- The incidence of adverse reactions of opioid withdrawal in two pooled 12-week studies was 1% (8/542) for SYMPROIC and 1% (3/546) for placebo. In a 52-week study, the incidence was 3% (20/621) for SYMPROIC and 1% (9/619) for placebo.

**OVERDOSAGE**

Single doses of Naldemedine up to 100 mg (500 times the recommended dose) and multiple doses of up to 30 mg (150 times the recommended dose) for 10 days have been administered to healthy subjects in clinical studies. Dose-dependent increases in gastrointestinal-related adverse reactions, including abdominal pain, diarrhea, and nausea, were observed. Single doses of Naldemedine up to 3 mg (15 times the recommended dose) and multiple doses of 0.4 mg (twice the recommended dose) for 28 days have been administered to patients with OIC in clinical studies. Dose dependent increases in gastrointestinal-related adverse reactions, including abdominal pain, diarrhea, nausea, and vomiting, were observed. Also, chills, hyperhidrosis, and dizziness were reported more frequently at 1 and 3 mg doses and hyperhidrosis at the 0.4 mg dose. No antidote for Naldemedine is known. Hemodialysis is not an effective means to remove Naldemedine from the blood.

See full prescribing Information and other serious risks at Symproic.com/#isi.

Collegium. PHARMACEUTICAL

33

See full prescribing Information and other s erious risks at Symproic.com/#isi . 34 Important Safety Information about SYMPROIC ( naldemedine ) tablets USE IN SPECIFIC POPULATIONS Pregnancy : There are no available data with Naldemedine in pregnant women to inform a drug - associated risk of major birth defects and miscarriage . There is a potential for opioid withdrawal in a fetus when SYMPROIC is used in pregnant women . SYMPROIC should be used during pregnancy only if the potential benefit justifies the potential risk . Fetal/Neonatal Adverse Reactions Naldemedine crosses the placenta and may precipitate opioid withdrawal in a fetus due to the immature fetal blood - brain barrier. Lactation There is no information regarding the presence of Naldemedine in human milk, the effects on the breastfed infant, or the effects on milk production . Because of the potential for serious adverse reactions, including opioid withdrawal in breastfed infants, a decision should be made to discontinue breastfeeding or discontinue the drug, taking into account the importance of the drug to the mother . If drug is discontinued in order to minimize drug exposure to a breastfed infant, advise women that breastfeeding may be resumed 3 days after the final dose of SYMPROIC . Pediatric Use The safety and effectiveness of SYMPROIC have not been established in pediatric patients . Geriatric Use Of the 1163 patients exposed to SYMPROIC in clinical studies, 183 ( 16% ) were 65 years of age and over, while 37 ( 3% ) were 75 years and over . No overall differences in safety or effectiveness between these and younger patients were observed, but greater sensitivity of some older individuals cannot be ruled out . In a population pharmacokinetic analysis, no age - related alterations in the pharmacokinetics of Naldemedine were observed . Hepatic Impairment The effect of severe hepatic impairment (Child - Pugh Class C) on the pharmacokinetics of Naldemedine has not been evaluated . Avoid use of SYMPROIC in patients with severe hepatic impairment . No dose adjustment of SYMPROIC is required in patients with mild or moderate hepatic impairment . SYMPROIC ( naldemedine ) tablets

Non - GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 36 GAAP net (loss) income $ (25,002) $ 71,517 Adjustments: Interest expense 63,213 21,014 Interest income (1,047) (12) Benefit from income taxes (3,845) (74,891) Depreciation 2,684 1,736 Amortization 131,469 67,181 Impairment expense 4,786 — Stock-based compensation expense 22,874 24,255 Restructuring — 4,578 Litigation settlements — 2,935 Acquisition related expenses 31,297 — Recognition of step-up basis in inventory 39,584 — Total adjustments $ 291,015 $ 46,796 Adjusted EBITDA $ 266,013 $ 118,313 Years Ended December 31, 2022 2021

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 37 GAAP operating expenses $ 176,169 $ 132,989 Adjustments: Stock-based compensation 22,874 24,255 Restructuring — 4,578 Litigation settlements — 2,935 Acquisition related expenses 31,297 — Total adjustments $ 54,171 $ 31,768 Adjusted operating expenses $ 121,998 $ 101,221 Years Ended December 31, 2022 2021